SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):           JULY 07, 1999


                                BIOMERICA, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                000-08765               95-2645573
   (State or other            (Commission           (I.R.S. Employer
     jurisdiction              File Number)         Identification No.)
  of incorporation)


                          1533 MONROVIA AVENUE
                       NEWPORT BEACH, CALIFORNIA          92663
                (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code:      (949) 645-2111



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ITEM 5    OTHER EVENTS.

     On June 11, 1999 the Company entered into a Stock Purchase Agreement with RidgeRose Capital Partners, LLC ("RidgeRose") pursuant to which the Company issued and sold 350,000 shares of the Company's restricted common stock at a purchase price of $5.00 per share (the "RidgeRose Agreement"). The Company also granted RidgeRose piggyback registration rights in the event that the Company proposes to register any shares of its common stock under the Securities Act of 1933 (the "Act"). The RidgeRose Agreement also provides that Zackary Irani and Janet Moore, directors and shareholders of the Company (collectively, the "Shareholders"), shall use their best efforts to (i) increase the number of authorized directors on the Company's board of directors to seven and (ii) at each annual meeting to cause three nominees of RidgeRose to be elected to the Company's board of directors. In addition, the RidgeRose Agreement provides that RidgeRose shall use its best efforts at each annual meeting to cause four nominees of the Shareholders to be elected to the Company's board of directors.

     Also on June 11, 1999, the Company entered into a Stock Purchase Agreement with Zackary Irani, the Company's Chairman of the Board and Chief Executive Officer and Janet Moore, a director of the Company and its Controller (collectively, the "Purchasers") pursuant to which the Company issued and sold an aggregate of 50,000 shares of the Company's restricted common stock at a purchase price of $5.00 per share. The Company also granted the Purchasers piggyback registration rights in the event that the Company proposes to register any shares of its common stock under the Act.

     On June 11, 1999, the Company entered into a five year agreement with The BigStore.com ("BigStore.com"), a provider of Internet-related services. Pursuant to the terms of the agreement, BigStore.com will provide the Company with back-end processing services for the Company's e-commerce Internet website in exchange for a warrant to purchase 660,000 shares of the Company's common stock at an exercise price of $5.00 per share (the "BigStore.com Warrants"). The BigStore.com Warrants shall be exercisable for a period of five years and shall vest pro rata over a period of three years, commencing on the first anniversary of the date of grant. The BigStore.com Warrants shall fully vest immediately prior to a public offering of the Company's common stock. The Company also granted BigStore.com piggyback registration rights in the event that the Company proposes to register any shares of its common stock under the Act. The agreement also provides that BigStore.com shall transfer and assign to the Company its right, title and interest in and to the Internet domain name "The BigRX.com" and all rights to any trademark related thereto.

     On June 10, 1999, the Company granted to RJM Consulting, LLC ("RJM") a warrant to purchase 1,000,000 shares of the Company's restricted common stock at an exercise price of $3.00 per share (the "RJM Warrants") in consideration for RJM's services in raising equity capital for the Company and for RJM's introduction of the BigStore.com to the Company. The RJM Warrants shall be exercisable for a period of five years and shall vest pro rata over a period of three years, commencing on the first anniversary of the date of grant. The RJM Warrants shall fully vest immediately prior to a public offering of the Company's common stock. The Company also granted RJM piggyback registration rights in the event that the Company proposes to register any shares of its common stock under the Act.

     On June 10, 1999, the Company entered into a Non-Qualified Option Agreement with Zackary Irani, the Company's President and Chief Executive Officer, ("Irani") whereby the Company granted to Irani, in recognition of Mr. Irani's efforts to structure and negotiate the Company's strategic alliance with BigStore.com, and to encourage Irani's continued employment and association with the Company, the right to acquire 1,000,000 shares of the Company's restricted common stock at an exercise price of $3.00 per share (the "Irani Options"). The Irani Options shall be exercisable for a period of ten years and shall vest pro rata over a period of three years, commencing on the first anniversary of the date the Irani Options were granted. The Irani Options shall fully vest immediately prior to a public offering of the Company's common stock. The Company also granted Irani piggyback registration rights in the event that the Company proposes to register any shares of its common stock under the Act.

     On June 10, 1999, the Company also entered into Non-Qualified Option Agreements with several directors, consultants and employees of the Company, (collectively, the "Provider Optionees"), whereby the Company granted to the Provider Optionees the right to acquire an aggregate of 200,000 shares of the Company's restricted common stock at an exercise price of $3.00 per share (the "Provider Options"). The Provider Options shall be exercisable for a period of ten years and shall vest pro rata over a period of three years, commencing on the first anniversary of the date the Provider Options were granted. The Provider Options shall fully vest immediately prior to a public offering of the Company's common stock. The Company also granted the Provider Optionees piggyback registration rights in the event that the Company proposes to register any shares of its common stock under the Act.

     The closing price of the Company's common stock on June 10, 1999 was $2.375.

ITEM 7      EXHIBITS.

     The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit    Name of Exhibit
-------    ---------------

10.10 Stock Purchase Agreement by and between Biomerica, Inc., RidgeRose Capital Partners, LLC and Zackary Irani and Janet Moore and dated June 11, 1999.

10.11 Stock Purchase Agreement by and between Biomerica, Inc. and Zackary Irani and Janet Moore and dated June 11, 1999.

10.12 Back-end Processing Agreement by and between The BigStore.com and Biomerica, Inc. and dated June 11, 1999.

10.13 Common Stock Purchase Warrant granted to The BigStore.com, Inc. dated June 11, 1999.

10.14 Common Stock Purchase Warrant granted to RJM Consulting, LLC dated June 11, 1999.

10.15 Non-Qualified Option Agreement by and between Zackary Irani and the Company dated June 10, 1999.

10.16 Non-Qualified Option Agreement by and between Janet Moore and the Company dated June 10, 1999.

10.17 Non-Qualified Option Agreement by and between Philip Kaplan and the Company dated June 10, 199.

10.18 Non-Qualified Option Agreement by and between Robert A. Orlando and the Company dated June 10, 1999.

99.1     Press release dated June 11, 1999.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BIOMERICA, INC.


Date: July 6, 1999                 By:   /S/ ZACKARY S. IRANI
                                        ---------------------------------
                                    Zackary S. Irani
                                    President and Chief Executive Officer